EXHIBIT 99
----------

                   AMLI RESIDENTIAL PROPERTIES TRUST
                     FINANCIAL AND OPERATING DATA
                          September 30, 2000


           1.    Funds from Operations

           2.    Statements of Operations

           3.    Balance Sheets

           4.    Selected Financial Information

           5.    Debt

           6.    Debt Maturities

           7.    Same Community Comparison - Wholly-Owned
                 - three months ended September 30, 2000 and 1999

           8. Same Community Comparison - Wholly-Owned and Co-Investments
                 - three months ended September 30, 2000 and 1999

           9.    Property Information

           10.   Property EBITDA - three months ended September 30, 2000

           11.   Development Activities

                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                            FUNDS FROM OPERATIONS
                           Unaudited - Dollars in thousands except per share data
                                                      THREE MONTHS ENDED           NINE MONTHS ENDED
                                                        SEPTEMBER 30                 SEPTEMBER 30
                                                  --------------------------  --------------------------
                                                       2000          1999           2000         1999
                                                   -----------    ----------   -----------    ----------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . .     $ 26,831        27,928        79,880        81,904
  Other . . . . . . . . . . . . . . . . . . . . .        1,823         1,813         5,018         5,139
                                                      --------      --------      --------      --------
        Total Property Revenues . . . . . . . . .       28,654        29,741        84,898        87,043
                                                      --------      --------      --------      --------

Property operating expenses . . . . . . . . . . .      (10,555)      (10,941)      (30,681)      (31,564)
Property management fees. . . . . . . . . . . . .         (714)         (743)       (2,120)       (2,177)
                                                      --------      --------      --------      --------
        Property expenses . . . . . . . . . . . .      (11,269)      (11,684)      (32,801)      (33,741)
Operating expense ratio . . . . . . . . . . . . .        39.3%         39.3%         38.6%         38.8%
                                                      --------      --------      --------      --------
        Net operating income. . . . . . . . . . .       17,385        18,057        52,097        53,302
                                                      --------      --------      --------      --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1)(2). . . . . . . .         (428)         (422)        1,194          (641)
  Interest from Service Companies (3) . . . . . .        1,103         1,120         3,514         3,222
  Other interest. . . . . . . . . . . . . . . . .          381           410           990         1,102
  Share of partnerships FFO (4) . . . . . . . . .        4,129         2,409        10,214         6,458
  Fee income - acquisitions, dispositions and
    financing . . . . . . . . . . . . . . . . . .          645           503         1,120           503
  Fee income - developments . . . . . . . . . . .          398           749         1,353         2,228
  Fee income - asset management . . . . . . . . .          145           151           441           453
  Fee income - promote. . . . . . . . . . . . . .        1,181           529         1,181           529
  Other . . . . . . . . . . . . . . . . . . . . .          161             2           161           292
                                                      --------      --------      --------      --------
        Total other income. . . . . . . . . . . .        7,715         5,451        20,168        14,146
General and administrative. . . . . . . . . . . .         (842)       (1,225)       (2,700)       (3,219)
                                                      --------      --------      --------      --------
EBITDA. . . . . . . . . . . . . . . . . . . . . .       24,258        22,283        69,565        64,229
                                                      --------      --------      --------      --------
Interest expense. . . . . . . . . . . . . . . . .       (6,353)       (5,821)      (18,243)      (16,762)
Amortization of deferred costs. . . . . . . . . .         (101)          (92)         (340)         (300)
                                                      --------      --------      --------      --------
FUNDS FROM OPERATIONS (FFO) . . . . . . . . . . .     $ 17,804        16,370        50,982        47,167
                                                      ========      ========      ========      ========




                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                      FUNDS FROM OPERATIONS - CONTINUED
                           Unaudited - Dollars in thousands except per share data


                                                      THREE MONTHS ENDED           NINE MONTHS ENDED
                                                        SEPTEMBER 30                 SEPTEMBER 30
                                                  --------------------------  --------------------------
                                                       2000          1999          2000          1999
                                                   -----------    ----------   -----------    ----------
Capital expenditures paid from FFO (5). . . . . .       (1,717)       (1,043)       (3,700)       (3,349)
Other - share of Co-investments Cap
yexp. . . . . . . . . . . . . . . . . . . . . . .         (240)          (96)         (488)         (312)
                                                      --------      --------      --------      --------
Funds available for distribution (FAD). . . . . .     $ 15,847        15,231        46,794        43,506
                                                      ========      ========      ========      ========

FFO per share . . . . . . . . . . . . . . . . . .     $   0.72          0.67          2.07          1.92
FAD per share . . . . . . . . . . . . . . . . . .     $   0.64          0.62          1.90          1.77

Dividend per share. . . . . . . . . . . . . . . .     $   0.47          0.46          1.40          1.36

Dividend as a % of FFO. . . . . . . . . . . . . .        65.5%         69.1%         67.8%         70.8%
Dividend as a % of FAD. . . . . . . . . . . . . .        73.5%         74.3%         73.7%         76.8%
                                                      ========      ========      ========      ========



NOTES:

(1)   Reflects share of income before goodwill amortization of $311 in each of the nine months ended September
2000 and 1999.

(2)   Includes $2,708 of after tax gains on sales of non-residential land by a Service Company subsidiary for the nine months ended September 30, 2000.

(3)   Interest on 13% notes receivable and working capital advances.

(4)   Reflects share of income before share of depreciation of $5,698 and $3,613 for the nine months ended
September, 2000 and 1999, respectively.

(5)   Rehab costs of approximately $5,641 and $4,519 for the nine months ended September 30, 2000 and 1999, respectively, are not reflected in cap ex paid from FFO.







                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                           STATEMENT OF OPERATIONS
                           Unaudited - Dollars in thousands except per share data

                                                      THREE MONTHS ENDED           NINE MONTHS ENDED
                                                        SEPTEMBER 30                 SEPTEMBER 30
                                                  --------------------------  --------------------------
                                                       2000          1999          2000          1999
                                                   -----------    ----------   -----------    ----------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . .     $ 26,831        27,928        79,880        81,904
  Other . . . . . . . . . . . . . . . . . . . . .        1,823         1,813         5,018         5,139
Interest and share of income (loss)
  from Service Cos. . . . . . . . . . . . . . . .          571           594         4,397         2,270
Other interest. . . . . . . . . . . . . . . . . .          381           410           990         1,102
Share of income from co-investment partnerships .        1,999         1,172         4,516         2,845
Fees from co-investment partnerships & other. . .        2,530         1,934         4,256         4,005
                                                      --------      --------      --------      --------
        Total revenues. . . . . . . . . . . . . .       34,135        33,851        99,057        97,265
                                                      --------      --------      --------      --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . . . . . . . .        2,773         2,806         8,322         8,149
Advertising and promotion . . . . . . . . . . . .          667           714         1,759         1,984
Utilities . . . . . . . . . . . . . . . . . . . .          975         1,110         2,474         3,038
Building repairs and maintenance. . . . . . . . .        1,548         1,656         4,378         4,500
Landscaping and grounds maintenance . . . . . . .          617           639         1,833         1,898
Real estate taxes . . . . . . . . . . . . . . . .        3,391         3,492        10,218        10,420
Insurance . . . . . . . . . . . . . . . . . . . .          211           198           669           619
Other operating expenses. . . . . . . . . . . . .          373           326         1,028           956
Property management fees. . . . . . . . . . . . .          714           743         2,120         2,177
Interest, net of capitalized. . . . . . . . . . .        6,353         5,821        18,243        16,762
Amortization of deferred costs. . . . . . . . . .          101            92           340           300
Depreciation of real property . . . . . . . . . .        3,284         3,225        10,336        10,038
Depreciation of personal property . . . . . . . .        1,354         1,300         4,294         3,671
General and administrative. . . . . . . . . . . .          842         1,225         2,700         3,219
                                                      --------      --------      --------      --------
        Total expenses. . . . . . . . . . . . . .       23,203        23,347        68,714        67,731
                                                      --------      --------      --------      --------




                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                     STATEMENT OF OPERATIONS - CONTINUED
                           Unaudited - Dollars in thousands except per share data


                                                      THREE MONTHS ENDED           NINE MONTHS ENDED
                                                        SEPTEMBER 30                 SEPTEMBER 30
                                                  --------------------------  --------------------------
                                                       2000          1999          2000          1999
                                                   -----------    ----------   -----------    ----------

Non-recurring item - gains on sale of
  properties (1). . . . . . . . . . . . . . . . .        6,807         --           37,274         --
                                                      --------      --------      --------      --------
Income before taxes, minority interest
  and extraordinary item. . . . . . . . . . . . .       17,739        10,504        67,617        29,534

Minority interest . . . . . . . . . . . . . . . .        2,497         1,514        10,353         4,175
                                                      --------      --------      --------      --------
Income before extraordinary items . . . . . . . .       15,242         8,990        57,264        25,359
Extraordinary items, net of minority interest . .        --            --            --            --
                                                      --------      --------      --------      --------
Net income. . . . . . . . . . . . . . . . . . . .     $ 15,242         8,990        57,264        25,359

Net income allocable to preferred shares. . . . .        1,766         1,789         5,424         5,451
                                                      --------      --------      --------      --------
Net income allocable to common shares . . . . . .     $ 13,476         7,201        51,840        19,908
                                                      ========      ========      ========      ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items. . . . . . . . . . . .     $   0.77          0.42          3.02          1.18
Extraordinary item. . . . . . . . . . . . . . . .     $   0.00          0.00          0.00          0.00
Income per common share . . . . . . . . . . . . .     $   0.77          0.42          3.02          1.18
Income per common share - diluted . . . . . . . .     $   0.71          0.42          2.70          1.17
                                                      ========      ========      ========      ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item. . . . . . . . . . . . . . .     $ 17,739        10,504        67,617        29,534
                                                      --------      --------      --------      --------
Depreciation of real property . . . . . . . . . .        3,284         3,225        10,336        10,038
Depreciation of personal property . . . . . . . .        1,354         1,300         4,294         3,671
Non-recurring item - gains on sale of properties.       (6,807)        --          (37,274)        --
Share of Co-investments depreciation. . . . . . .        2,130         1,237         5,698         3,613
Share of Service Company amortization of
  goodwill. . . . . . . . . . . . . . . . . . . .          104           104           311           311
                                                      --------      --------      --------      --------
Funds from operations (FFO) . . . . . . . . . . .     $ 17,804        16,370        50,982        47,167
FFO per share . . . . . . . . . . . . . . . . . .     $   0.72          0.67          2.07          1.92
                                                      ========      ========      ========      ========




                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                     STATEMENT OF OPERATIONS - CONTINUED
                           Unaudited - Dollars in thousands except per share data



                                                      THREE MONTHS ENDED           NINE MONTHS ENDED
                                                        SEPTEMBER 30                 SEPTEMBER 30
                                                  --------------------------  --------------------------
                                                       2000          1999          2000          1999
                                                   -----------    ----------   -----------    ----------

Capital expenditures paid from FFO. . . . . . . .       (1,717)       (1,043)       (3,700)       (3,349)
Other - Share Co-investments Cap exp. . . . . . .         (240)          (96)         (488)         (312)
                                                      --------      --------      --------      --------
Funds available for distribution (FAD). . . . . .     $ 15,847        15,231        46,794        43,506
FAD per share . . . . . . . . . . . . . . . . . .     $   0.64          0.62          1.90          1.77
                                                      --------      --------      --------      --------
Dividends per share . . . . . . . . . . . . . . .     $   0.47          0.46          1.40          1.36
                                                      ========      ========      ========      ========
Dividends as a % of FFO . . . . . . . . . . . . .        65.5%         69.1%         67.8%         70.8%
Dividends as a % of FAD . . . . . . . . . . . . .        73.5%         74.3%         73.7%         76.8%
                                                      ========      ========      ========      ========




(1)  2000 includes gain on sale of Sope Creek of $22,316, gain on sale of 80% interest in
     Peachtree City of $8,151 and share of gain on sale of Pleasant Hill of $6,807.





















                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                          CONDENSED BALANCE SHEETS
                           Unaudited - Dollars in thousands except per share data



                                                                       SEPT. 30,      DEC. 31,
                                                                         2000           1999
                                                                       --------       --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 90,442         87,903
  Depreciable property. . . . . . . . . . . . . . . . . . . . .         597,101        566,509
                                                                       --------       --------
                                                                        687,543        654,412
  Less accumulated depreciation . . . . . . . . . . . . . . . .         (95,587)       (82,626)
                                                                       --------       --------
                                                                        591,956        571,786

Rental apartments held for sale, net of accumulated depreciation          --            19,784

Properties under development (1). . . . . . . . . . . . . . . .          69,745         47,314
Investments in partnerships . . . . . . . . . . . . . . . . . .         146,926        107,518
Cash and cash equivalents . . . . . . . . . . . . . . . . . . .           1,520          2,318
Security deposits . . . . . . . . . . . . . . . . . . . . . . .           1,491          1,541
Deferred costs, net . . . . . . . . . . . . . . . . . . . . . .           3,093          3,377
Notes receivable and advances to Service Companies. . . . . . .          36,336         35,717
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . .          17,673         15,263
                                                                       --------       --------
        Total assets. . . . . . . . . . . . . . . . . . . . . .        $868,740        804,618
                                                                       ========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $398,956        369,541
Accrued interest payable. . . . . . . . . . . . . . . . . . . .           1,759          1,743
Accrued real estate taxes . . . . . . . . . . . . . . . . . . .          10,860          9,999
Construction costs payable. . . . . . . . . . . . . . . . . . .           2,133          2,068
Security deposits and prepaid rents . . . . . . . . . . . . . .           2,538          2,807
Other liabilities . . . . . . . . . . . . . . . . . . . . . . .           3,270          3,606
                                                                       --------       --------
        Total liabilities . . . . . . . . . . . . . . . . . . .        $419,516        389,764
                                                                       --------       --------





                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                    CONDENSED BALANCE SHEETS - CONTINUED
                           Unaudited - Dollars in thousands except per share data



                                                                      SEPT. 30,       DEC. 31,
                                                                         2000           1999
                                                                       --------       --------

Minority interest . . . . . . . . . . . . . . . . . . . . . . .        $ 58,130         57,813
                                                                       --------       --------
Shareholders' equity
  Preferred shares, $.01 par value. . . . . . . . . . . . . . .              35             40
  Shares of beneficial interest, $.01 par value . . . . . . . .             178            170
  Additional paid-in capital. . . . . . . . . . . . . . . . . .         427,541        421,989
  Employees and trustees notes. . . . . . . . . . . . . . . . .         (11,423)       (12,000)
  Retained earnings . . . . . . . . . . . . . . . . . . . . . .         157,598        100,334
  Dividends paid. . . . . . . . . . . . . . . . . . . . . . . .        (182,835)      (153,492)
                                                                       --------       --------
        Total shareholders' equity. . . . . . . . . . . . . . .         391,094        357,041
                                                                       --------       --------
        Total liabilities and shareholders' equity. . . . . . .        $868,740        804,618
                                                                       ========       ========



(1)  Includes $49,842 and $37,163 of land parcels that are in development planning stage at
     September 30, 2000 and December 31, 1999, respectively.





















                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                  SELECTED QUARTERLY FINANCIAL INFORMATION

                                             September 30, 2000
                                (dollars in thousands except for share data)


                                                Quarter Ending
              --------------------------------------------------------------------------------
                    Sep. 30     Jun. 30    Mar. 31    Dec. 31    Sep. 30    Jun. 30   Mar. 31
                      2000       2000       2000       1999       1999       1999      1999
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
Debt              $  398,956    393,168    398,867    369,541    410,177    382,320    380,475
Debt including
 share of Co-invest-
 ment debt        $  542,778    520,597    510,230    468,609    502,770    458,682    454,348

Total Shares and
 Units Outstanding
 (1)              24,552,642 24,544,475 24,544,475 24,538,654 24,529,449 24,524,849 24,464,805
Value per Common
 Share - end of
 quarter          $    24.00    23.5625      20.50    20.1875      21.00     22.375     20.625

Total Equity
 (Market Value) -
 end of quarter   $  589,263    578,329    503,162    495,374    515,118    548,743    504,587

Market Capitaliza-
 tion             $  988,219    971,497    902,029    864,915    925,295    931,063    885,062
Market Capitaliza-
 tion including
 share of Co-
 investment debt  $1,132,041  1,098,926  1,013,392    963,983  1,017,888  1,007,425    958,935
Market Capitaliza-
 tion including
 Co-investment at
 completed cost   $1,905,589  1,826,661  1,678,237  1,610,307  1,679,212  1,554,018  1,431,730
                  ========== ========== ========== ========== ========== ========== ==========





                                      AMLI RESIDENTIAL PROPERTIES TRUST
                            SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                             September 30, 2000
                                (dollars in thousands except for share data)



                                                Quarter Ending
              --------------------------------------------------------------------------------
                    Sep. 30     Jun. 30    Mar. 31    Dec. 31    Sep. 30    Jun. 30   Mar. 31
                      2000       2000       2000       1999       1999       1999      1999
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------

Total Revenues (2)$   34,135     34,097     30,825     31,843     33,851     32,961     30,453
EBITDA (3)        $   24,258     24,156     21,151     21,961     22,283     22,044     19,902

FFO               $   17,804     17,787     15,391     16,412     16,370     16,322     14,475
FAD               $   15,847     16,442     14,505     15,275     15,232     14,857     13,418

Dividends Paid    $   11,537     11,290     11,290     11,287     11,038     11,011     11,004

Debt service (net
 of capitalized
 interest)        $    7,065      6,947      6,316      6,075      6,497      6,280      5,995
Interest Expense  $    6,353      6,248      5,642      5,439      5,821      5,625      5,316

G & A Expense     $      842        930        928        823      1,225        948      1,046

Total Shares and
 Units Outstanding
 - Wtd. Avg.      24,546,254 24,544,475 24,541,971 24,534,912 24,527,610 24,467,931 24,455,709
                  ========== ========== ========== ========== ========== ========== ==========





                                      AMLI RESIDENTIAL PROPERTIES TRUST
                            SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                             September 30, 2000
                                (dollars in thousands except for share data)



                                                Quarter Ending
              --------------------------------------------------------------------------------
                    Sep. 30     Jun. 30    Mar. 31    Dec. 31    Sep. 30    Jun. 30   Mar. 31
                      2000       2000       2000       1999       1999       1999      1999
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------

Interest Coverage
 Ratio                  3.82       3.87       3.75       4.04       3.83       3.92       3.74

Debt as % of
 Total Market
 Capitalization       40.37%     40.47%     44.22%     42.73%     44.33%     41.06%     42.99%
Debt (incl. Share
 of Co-investment
 debt) as % of
 Total Market Cap     47.95%     47.37%     50.35%     48.61%     49.39%     45.53%     47.38%

EBITDA as % of
 Total Market
 Capitalization        9.82%      9.95%      9.38%     10.16%      9.63%      9.47%      8.99%
FFO as % of Total
 Market Equity        12.09%     12.30%     12.24%     13.25%     12.71%     11.90%     11.47%

G&A as % of
 Total Market
 Capitalization        0.34%      0.38%      0.41%      0.38%      0.53%      0.41%      0.47%
G&A as % of
 Total Revenues        2.47%      2.73%      3.01%      2.58%      3.62%      2.88%      3.43%

Dividends as %
 of FFO (4)            65.5%      65.2%      73.5%      68.9%      69.1%      67.7%      76.2%
Dividends as %
 of FAD (4)            73.5%      70.6%      78.0%      74.0%      74.3%      74.3%      82.2%
                  ========== ========== ========== ========== ========== ========== ==========




                                      AMLI RESIDENTIAL PROPERTIES TRUST
                            SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                             September 30, 2000
                                (dollars in thousands except for share data)


                                                Quarter Ending
              --------------------------------------------------------------------------------
                    Sep. 30     Jun. 30    Mar. 31    Dec. 31    Sep. 30    Jun. 30   Mar. 31
                      2000       2000       2000       1999       1999       1999      1999
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------

Apartment Units
 - In Operation
 Wholly Owned         12,264     12,264     12,576     12,515     13,288     13,032     13,032
 Co-investments       11,604     10,963      9,205      8,936      8,058      7,583      7,007
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
                      23,868     23,227     21,781     21,451     21,346     20,615     20,039
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
Apartment Units
 - Under Development
 or in lease up
  Wholly Owned           500        500        200        200        200        416      1,246
  Co-investments       3,642      3,234      4,098      4,098      5,138      4,306      3,136
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
                       4,142      3,734      4,298      4,298      5,338      4,722      4,382
                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
        Total Units   28,010     26,961     26,079     25,749     26,684     25,337     24,421
                  ========== ========== ========== ========== ========== ========== ==========


   (1)  At September 30, 2000, the total includes 3,475,000 preferred shares convertible to common shares.

   (2)  Excluding gains on sales of completed rental properties.

   (3)  Includes other income, net of G & A expenses.

   (4)  Based on per share amounts.



                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                       PORTFOLIO INDEBTEDNESS SUMMARY

                                             September 30, 2000
                                           (Dollars in thousands)
                                                                                   Weighted
                                                                                     Avg.
                                                    Percent of                     Interest      Years to
Type of Indebtedness                  Balance         Total         Interest         Rate        Maturity
--------------------                 --------      -----------     ----------     ---------     ----------
Conventional Fixed Rate              $166,456            41.7%          Fixed         7.63%          6.4
Tax-exempt Variable Rate (1)           50,250            12.6%       Variable         6.79%          2.1
Credit Facilities (2)                 176,500            44.2%       Variable         7.87%          2.0
Service Companies                       5,750             1.5%          Fixed         9.22%          2.0
                                     --------           ------                        -----          ---
Total                                $398,956           100.0%                        7.65%          3.9
                                     ========           ======                        =====          ===

                                                                                   Weighted
                            Balance including                                        Avg.
                              share of Co-          Percent of                     Interest      Years to
Type of Indebtedness       investment debt(3)         Total         Interest         Rate        Maturity
--------------------        -----------------      -----------     ----------     ---------     ----------

Conventional Fixed Rate              $310,278            57.2%          Fixed         7.58%          6.8
Tax-exempt Variable Rate (1)           50,250             9.2%       Variable         6.79%          2.1
Credit Facilities (2)                 176,500            32.5%       Variable         7.87%          2.0
Service Companies                       5,750             1.1%          Fixed         9.22%          2.0
                                     --------           ------                        -----          ---
Total                                $542,778           100.0%                        7.64%          4.7
                                     ========           ======                        =====          ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

(2)  $150,000 has been swapped to a fixed rate ($20,000 maturing in November 2002, $30,000 maturing in February
2003, $25,000 maturing in September 2004 and $75,000 maturing in May 2001.)  Effective interest rate includes swap costs.

(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.

(4)  Weighted average interest rate reflects rate in effect of the last day of the quarter.




                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                               DEBT MATURITIES

                                             SEPTEMBER 30, 2000
                                      Unaudited - dollars in thousands

                                                                               There-                % to
                          2000       2001       2002      2003       2004      after     Total      Total
                        --------   --------   --------  --------   --------  --------   --------   -------

Fixed Rate Mortgages    $    725      3,039      3,273    60,117      8,933    90,369    166,456     41.7%
Tax Exempt Bonds*                               50,250                                    50,250     12.6%
Wachovia/First Chicago
 Line of Credit**                              176,500                                   176,500     44.2%
Other                        750                           5,000                           5,750      1.5%
                        --------   --------   --------  --------   --------  --------   --------   -------
Total Loans             $  1,475      3,039    230,023    65,117      8,933    90,369    398,956    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======
  Percent to Total          0.4%       0.8%      57.7%     16.3%       2.2%     22.6%     100.0%     73.5%
                        ========   ========   ========  ========   ========  ========   ========   =======

SHARE OF CO-INVESTMENT DEBT
---------------------------

Nationwide Life Ins. -
  Greenwood Forest (15%)       5         20      1,679         0          0         0      1,704      1.2%
Lincoln National Ins. -
  Champions Park (15%)         6         24      1,259         0          0         0      1,289      0.9%
Prudential Ins. -
  Champions Centre (15%)       3         12        955         0          0         0        970      0.7%
Allstate Life Ins. -
  Windbrooke (15%)             5         20      1,658         0          0         0      1,683      1.2%
CIGNA -
  Chevy Chase (33%)           48        202        217     8,770          0         0      9,237      6.4%
Northwestern Mutual Life
  Ins. - Willowbrook (40%)    42        175        190     8,907          0         0      9,314      6.5%
Phoenix Mutual -
  Willeo Creek (30%)          15         61         66     2,686          0         0      2,828      2.0%
Northwestern Mutual Life
  Ins. - Barrett Lakes
  (35%)                       20         84         91        99        108     5,309      5,711      4.0%
Erie Insurance -
  River Park (40%)            12         52         56        60         65     3,272      3,517      2.4%
Prudential Ins. -
  Amli at Danada (10%)         6         27         29        31         33     2,288      2,414      1.7%
Phoenix Home Life -
  Amli at Verandah (35%)      23         94        102       110      5,480         0      5,809      4.0%





                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                         DEBT MATURITIES - CONTINUED



                                                                               There-                % to
                          2000       2001       2002      2003       2004      after     Total      Total
                        --------   --------   --------  --------   --------  --------   --------   -------

Northwestern Mutual Life
  Ins. - Northwinds (35%)     15         95        103       112        121    11,384     11,830      8.2%
Northwestern Mutual Life
  Ins. - Regents Crest
  (25%)                       18         76         82     3,710          0         0      3,886      2.6%
Northwestern Mutual Life
  Ins. - Parkway (25%)        12         49         52        56         60     2,398      2,627      1.8%
Jackson National Life
  Ins. - Timberglen (40%)     11         45         49        52      2,463         0      2,620      1.8%
Northwestern Mutual Life -
  Deerfield (25%)              8         30         33        36         39     2,985      3,131      2.2%
AMI Capital, Inc. -
  Lost Mountain (75%)          3         38         41        44         47     6,089      6,262      4.4%
Amli Residential -
  Summit Ridge (25%)           0          0      4,739         0          0         0      4,739      3.3%
Northwestern Mutual
  Life Ins. - Preston-
  wood Hills (45.3%)          14         57         61        65         71     4,956      5,224      3.6%
Northwestern Mutual
  Life Ins. - Windward
  Park (45.3%)                22         87         94       101        108     7,752      8,164      5.7%
FNMA - Oakbend (40%)          17         71         76        83         89     7,149      7,485      5.2%
Northwestern Mutual
  Life Ins. - Midtown
  (45.3%)                     24         98        106       114        125     9,423      9,890      6.9%
Northwestern Mutual
  Life Ins. - Frankford
  (45.3%)                     24         96        104       113        123    11,188     11,648      8.0%
PNC Bank - Peachtree
  City II (20%)                0          0        651         0          0         0        651      0.5%
Northwestern Mutual
  Life Ins. -
  Scofield (45.3%)            25        101        109       118        129    10,682     11,164      7.8%
Northwestern Mutual
  Life Ins. -
  Breckinridge (45.3%)        87         98        106       114        123     9,497     10,025      7.0%
                        --------   --------   --------  --------   --------  --------   --------   -------
Total Share of
 Co-Investments Loans   $    465      1,712     12,708    25,381      9,184    94,372    143,822    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======
  Percent to Total          0.3%       1.2%       8.8%     17.7%       6.4%     65.6%     100.0%     26.5%
                        ========   ========   ========  ========   ========  ========   ========   =======




                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                         DEBT MATURITIES - CONTINUED



                                                                               There-                % to
                          2000       2001       2002      2003       2004      after     Total      Total
                        --------   --------   --------  --------   --------  --------   --------   -------

Total Including Share
 of Co-Investment Debt  $  1,940      4,751    242,731    90,498     18,117   184,741    542,778    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======

Percent to Total            0.4%       0.9%      44.7%     16.7%       3.3%     34.0%     100.0%    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======




     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.

     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.

     ** The Unsecured Line of Credit, which has a current maturity of October 2002, is in the process of being extended to November 2003, with one additional year extension option.




          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 2000 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1999

(Excludes all properties acquired or stabilized after 1/1/99)
                                        7/1/00-9/30/00                            7/1/99-9/30/99
                    No. of     ---------------------------------     %    --------------------------------
                     Apts.       Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                   --------      --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas              4,560         93.8%                           0.4%        93.4%
  Atlanta             2,365         93.1%                           0.0%        93.1%
  Austin              1,289         95.4%                          -0.7%        96.1%
  Indianapolis        1,536         90.1%                           0.2%        90.0%
  Kansas              1,306         90.3%                          -3.8%        93.8%
  Chicago               196         94.4%                          -2.4%        96.8%
                     ------         -----                          -----        -----
     Weighted Average               92.9%                          -0.4%        93.3%
                                    =====                          =====        =====
       Total         11,252
                     ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                     $  724                 0.3%                    $722
  Atlanta                                    $  818                 3.0%                    $794
  Austin                                     $  795                 8.5%                    $732
  Indianapolis                               $  688                 1.8%                    $676
  Kansas                                     $  819                 0.8%                    $813
  Chicago                                    $1,036                 4.6%                    $991
                                             ------                 ----                    ----
     Weighted Average                        $  763                 2.2%                    $747
                                             ======                 ====                    ====
TOTAL PROPERTY
REVENUES                                          Per Month                                 Per Month
---------------                                  ----------                                ----------
Dallas                        $ 9,907,823    $  724       $ 0.83    1.4%  $ 9,773,480     $  714    $ 0.82
Atlanta                       $ 5,743,135    $  809       $ 0.86    3.1%  $ 5,567,844     $  785    $ 0.83
Austin                        $ 3,212,333    $  831       $ 1.07   10.4%  $ 2,910,997     $  753    $ 0.97
Indianapolis                  $ 3,104,619    $  674       $ 0.76    4.6%  $ 2,968,927     $  644    $ 0.73
Kansas                        $ 3,100,670    $  791       $ 0.80   -2.1%  $ 3,168,349     $  809    $ 0.82
Chicago                       $   613,381    $1,043       $ 1.15    4.5%  $   586,905     $  998    $ 1.10
                              -----------    ------       ------   -----  -----------     ------    ------
    Total                     $25,681,961    $  761       $ 0.85    2.8%  $24,976,501     $  740    $ 0.83
                              ===========    ======        =====   =====  ===========     ======    ======





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED


                                        7/1/00-9/30/00                            7/1/99-9/30/99
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  4,139,327    $3,631        $4.18    0.7%  $ 4,109,291     $3,605     $4.15
  Atlanta                    $  2,068,458    $3,498        $3.71   -2.4%  $ 2,120,264     $3,586     $3.80
  Austin                     $  1,223,326    $3,796        $4.89    5.7%  $ 1,157,022     $3,590     $4.63
  Indianapolis               $  1,230,389    $3,204        $3.62    2.6%  $ 1,198,953     $3,122     $3.52
  Kansas                     $  1,137,513    $3,484        $3.51   -2.0%  $ 1,160,241     $3,554     $3.58
  Chicago                    $    304,140    $6,207        $6.82    0.7%  $   302,111     $6,166     $6.77
                             ------------    ------        -----   -----  -----------     ------     -----
    Total                    $ 10,103,153    $3,592        $4.03    0.6%  $10,047,882     $3,572     $4.01
                             ============    ======        =====   =====  ===========     ======     =====
Operating Efficiency                39.3%                                       40.2%
                             ============                                 ===========

                                                 PER MONTH                                   PER MONTH
                                                 ---------                                  ----------
NOI          2000%   1999%
---          -----   -----
 Dallas      58.2%   58.0%   $  5,768,497      $422        $0.49    1.8%  $ 5,664,189       $414     $0.48
 Atlanta     64.0%   61.9%   $  3,674,677      $518        $0.55    6.6%  $ 3,447,580       $486     $0.51
 Austin      61.9%   60.3%   $  1,989,007      $514        $0.66   13.4%  $ 1,753,974       $454     $0.58
 Indianapolis60.4%   59.6%   $  1,874,229      $407        $0.46    5.9%  $ 1,769,974       $384     $0.43
 Kansas      63.3%   63.4%   $  1,963,157      $501        $0.51   -2.2%  $ 2,008,108       $513     $0.52
 Chicago     50.4%   48.5%   $    309,241      $526        $0.58    8.6%  $   284,794       $484     $0.53
             -----   -----   ------------      ----        -----   -----  -----------       ----     -----
    Total    60.7%   59.8%   $ 15,578,808      $462        $0.52    4.4%  $14,928,619       $442     $0.50
             =====   =====   ============      ====        =====   =====  ===========       ====     =====
Operating Margin                    60.7%                                       59.8%
                             ============                                 ===========
CAPITAL EXPENDITURES                            (ANNUALIZED)                             (ANNUALIZED)
--------------------                            ------------                                   -------------
  Dallas                     $    888,293    $  779        $0.90  142.5%   $  366,317     $  321     $0.37
  Atlanta                    $    269,504    $  456        $0.48   38.7%   $  194,377     $  329     $0.35
  Austin                     $    148,838    $  462        $0.60  -33.8%   $  224,797     $  698     $0.90
  Indianapolis               $    100,530    $  262        $0.30   87.7%   $   53,570     $  140     $0.16
  Kansas                     $    118,996    $  364        $0.37  125.0%   $   52,890     $  162     $0.16
  Chicago                    $    105,747    $2,158        $2.37  390.0%   $   21,582     $  440     $0.48
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  1,631,908    $  580        $0.65   78.6%   $  913,532     $  325     $0.36
                             ============    ======        =====  ======   ==========     ======     =====

    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

                                        7/1/00-9/30/00                            7/1/99-9/30/99
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                     $    530,097    $  465        $0.54    1.2%   $  523,579     $  459     $0.53
  Atlanta                    $    392,822    $  664        $0.70   -2.1%   $  401,162     $  678     $0.72
  Austin                     $    123,747    $  384        $0.49   -8.2%   $  134,745     $  418     $0.54
  Indianapolis               $    216,427    $  564        $0.64   13.3%   $  190,981     $  497     $0.56
  Kansas                     $    115,752    $  355        $0.36   -6.8%   $  124,135     $  380     $0.38
  Chicago                    $     41,005    $  837        $0.92   38.3%   $   29,644     $  605     $0.66
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  1,419,849    $  505        $0.57    1.1%   $1,404,246     $  499     $0.56
                             ============    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                     $  1,431,698    $1,256        $1.45   -3.1%   $1,476,744     $1,295     $1.49
  Atlanta                    $    404,726    $  685        $0.72  -11.3%   $  456,063     $  771     $0.82
  Austin                     $    445,475    $1,382        $1.78    4.9%   $  424,800     $1,318     $1.70
  Indianapolis               $    306,540    $  798        $0.90   -0.7%   $  308,601     $  804     $0.91
  Kansas                     $    286,476    $  877        $0.88   -9.5%   $  316,635     $  970     $0.98
  Chicago                    $    136,076    $2,777        $3.05  -15.1%   $  160,200     $3,269     $3.59
                             ------------    ------        -----   -----   ----------     ------     -----
    Total                    $  3,010,990    $1,070        $1.20   -4.2%   $3,143,043     $1,117     $1.25
                             ============    ======        =====   =====   ==========     ======     =====



















 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 2000 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1999
(Includes new properties at 7/1/99 - Wells Branch & Fox Valley)
                                      7/1/00 - 9/30/00                          7/1/99 - 9/30/99
                    No. of     ---------------------------------     %    --------------------------------
                     Apts.       Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                   --------      --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas              5,982         93.7%                          -0.1%        93.8%
  Atlanta             3,275         93.7%                          -0.3%        93.9%
  Austin              1,865         95.4%                           0.2%        95.2%
  Houston               754         92.1%                          -1.3%        93.3%
  Indianapolis        1,536         90.1%                           0.2%        90.0%
  Kansas              1,674         89.5%                          -4.7%        93.9%
  Chicago             2,384         95.5%                           0.9%        94.7%
                     ------         -----                          -----        -----
     Weighted Average               93.3%                          -0.4%        93.7%
                                    =====                          =====        =====
       Total         17,470
                     ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                     $  727                 0.6%                    $723
  Atlanta                                    $  840                 3.3%                    $814
  Austin                                     $  823                 8.0%                    $762
  Houston                                    $  715                -4.7%                    $751
  Indianapolis                               $  688                 1.8%                    $676
  Kansas                                     $  808                 0.6%                    $804
  Chicago                                    $1,032                 3.5%                    $997
                                             ------                 ----                    ----
     Weighted Average                        $  804                 2.2%                    $786
                                             ======                 ====                    ====
TOTAL PROPERTY
REVENUES                                          Per Month                                 Per Month
---------------                                  ----------                                ----------
Dallas                        $13,105,136    $  730       $ 0.84    1.2%  $12,952,866     $  722    $ 0.83
Atlanta                       $ 8,289,925    $  844       $ 0.86    3.7%  $ 7,995,664     $  814    $ 0.83
Austin                        $ 4,798,710    $  858       $ 1.02   10.1%  $ 4,357,103     $  779    $ 0.93
Houston                       $ 1,570,282    $  694       $ 0.75   -6.6%  $ 1,680,359     $  743    $ 0.80
Indianapolis                  $ 3,104,619    $  674       $ 0.75    4.6%  $ 2,968,927     $  644    $ 0.72
Kansas                        $ 3,893,927    $  775       $ 0.79   -3.4%  $ 4,031,484     $  803    $ 0.82
Chicago                       $ 7,762,226    $1,085       $ 1.24    6.9%  $ 7,261,600     $1,015    $ 1.16
                              -----------    ------       ------   -----  -----------     ------    ------
                              $42,524,824    $  811       $ 0.90    3.1%  $41,248,004     $  787    $ 0.87
                              ===========    ======       ======   =====  ===========     ======    ======




 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED


                                      7/1/00 - 9/30/00                          7/1/99 - 9/30/99
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  5,583,263    $3,733        $4.32    1.9%  $ 5,481,683     $3,665     $4.24
  Atlanta                    $  2,722,009    $3,325        $3.38   -9.6%  $ 3,011,533     $3,678     $3.74
  Austin                     $  1,841,320    $3,949        $4.71    1.2%  $ 1,819,358     $3,902     $4.66
  Houston                    $    751,880    $3,989        $4.31    3.5%  $   726,589     $3,855     $4.17
  Indianapolis               $  1,230,389    $3,204        $3.56    2.6%  $ 1,198,953     $3,122     $3.47
  Kansas                     $  1,464,720    $3,500        $3.56   -0.8%  $ 1,476,032     $3,527     $3.59
  Chicago                    $  2,696,258    $4,524        $5.18   17.7%  $ 2,290,709     $3,843     $4.40
                             ------------    ------        -----   -----  -----------     ------     -----
    Total                    $ 16,289,839    $3,730        $4.13    1.8%  $16,004,856     $3,665     $4.06
                             ============    ======        =====   =====  ===========     ======     =====
Operating Efficiency                38.3%                                       38.8%
                             ============                                  ==========

                                                 PER MONTH                                   PER MONTH
                                                 ---------                                  ----------
NOI          2000%   1999%
---          -----   -----
 Dallas      57.4%   57.7%   $  7,521,873      $419        $0.48    0.7%  $ 7,471,182       $416     $0.48
 Atlanta     67.2%   62.3%   $  5,567,916      $567        $0.58   11.7%  $ 4,984,131       $507     $0.52
 Austin      61.6%   58.2%   $  2,957,390      $529        $0.63   16.5%  $ 2,537,746       $454     $0.54
 Houston     52.1%   56.8%   $    818,403      $362        $0.39  -14.2%  $   953,770       $422     $0.46
 Indianapolis60.4%   59.6%   $  1,874,229      $407        $0.45    5.9%  $ 1,769,974       $384     $0.43
 Kansas      62.4%   63.4%   $  2,429,207      $484        $0.49   -4.9%  $ 2,555,453       $509     $0.52
 Chicago     65.3%   68.5%   $  5,065,967      $708        $0.81    1.9%  $ 4,970,891       $695     $0.80
             -----   -----   ------------      ----        -----   -----  -----------       ----     -----
    Total    61.7%   61.2%   $ 26,234,985      $501        $0.55    3.9%  $25,243,148       $482     $0.53
             =====   =====   ============      ====        =====   =====  ===========       ====     =====
Operating Margin                    61.7%                                       61.2%
                             ============                                 ===========



 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED

                                      7/1/00 - 9/30/00                          7/1/99 - 9/30/99
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
CAPITAL EXPENDITURES               (ANNUALIZED)                                 (ANNUALIZED)
--------------------               ------------                                 ------------
  Dallas                     $    992,428    $  664        $0.77  128.8%   $  433,755     $  290     $0.34
  Atlanta                    $    327,873    $  400        $0.41   49.7%   $  219,078     $  268     $0.27
  Austin                     $    148,838    $  319        $0.38  -33.8%   $  224,797     $  482     $0.58
  Houston                    $     38,334    $  203        $0.22   31.5%   $   29,144     $  155     $0.17
  Indianapolis               $    100,530    $  262        $0.29   87.7%   $   53,570     $  140     $0.16
  Kansas                     $    258,921    $  619        $0.63  341.3%   $   58,666     $  140     $0.14
  Chicago                    $    363,052    $  609        $0.70  133.0%   $  155,803     $  261     $0.30
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  2,229,976    $  511        $0.57   89.8%   $1,174,813     $  269     $0.30
                             ============    ======        =====  ======   ==========     ======     =====


REPAIRS AND MAINTENANCE          (ANNUALIZED)                                    (ANNUALIZED)
-----------------------          ------------                                    ------------
  Dallas                     $    701,095    $  469        $0.54    1.3%   $  692,307     $  463     $0.54
  Atlanta                    $    496,396    $  606        $0.62   -1.5%   $  503,856     $  615     $0.63
  Austin                     $    166,391    $  357        $0.43  -17.8%   $  202,519     $  434     $0.52
  Houston                    $     62,204    $  330        $0.36   41.9%   $   43,830     $  233     $0.25
  Indianapolis               $    216,427    $  564        $0.63   13.3%   $  190,981     $  497     $0.55
  Kansas                     $    147,436    $  352        $0.36   -1.2%   $  149,263     $  357     $0.36
  Chicago                    $    381,934    $  641        $0.73    7.3%   $  355,847     $  597     $0.68
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  2,171,883    $  497        $0.55    1.6%   $2,138,603     $  490     $0.54
                             ============    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                  (ANNUALIZED)                                  (ANNUALIZED)
-----------------                  ------------                                  ------------
  Dallas                     $  1,945,451    $1,301        $1.50    0.1%   $1,942,570     $1,299     $1.50
  Atlanta                    $    416,677    $  509        $0.52  -39.8%   $  691,752     $  845     $0.86
  Austin                     $    707,975    $1,518        $1.81    5.2%   $  672,855     $1,443     $1.72
  Houston                    $    280,161    $1,486        $1.61  -10.9%   $  314,568     $1,669     $1.80
  Indianapolis               $    306,540    $  798        $0.89   -0.7%   $  308,601     $  804     $0.89
  Kansas                     $    370,596    $  886        $0.90   -7.9%   $  402,393     $  962     $0.98
  Chicago                    $    942,113    $1,581        $1.81   38.8%   $  678,901     $1,139     $1.31
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  4,969,512    $1,138        $1.26   -0.8%   $5,011,640     $1,147     $1.27
                             ============    ======        =====  ======   ==========     ======     =====


                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                             PROPERTY INFORMATION
                                           As of September 30, 2000
                                                                                    Qtr ended
                                                                                 Sept. 30, 2000
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average    -------------      2000
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase    Carrollton, TX   87/96/99      690     598,128          867     733   $0.85         91.7%
 at Bent Tree       Dallas, TX           1996      300     282,774          943     840    0.89         95.9%
 at Bishop's Gate   West Plano, TX       1997      266     292,094        1,098   1,016    0.92         90.9%
 at Chase Oaks      Plano, TX            1986      250     193,736          775     701    0.90         93.9%
 at Gleneagles      Dallas, TX          87/97      590     520,357          882     714    0.81         93.6%
 on the Green       Ft. Worth, TX       90/93      424     358,560          846     700    0.83         95.3%
 at Nantucket       Dallas, TX           1986      312     222,208          712     571    0.80         94.5%
 of North Dallas    Dallas, TX          85/86    1,032     906,808          879     684    0.78         91.6%
 on Rosemeade       Dallas, TX           1987      236     205,334          870     689    0.79         96.0%
 at Valley Ranch    Irving, TX           1985      460     389,940          848     726    0.86         96.6%
                                                 -----   ---------          ---    ----   -----        ------
  Subtotal-Dallas/
   Ft. Worth, TX                                 4,560   3,969,939          871     724   $0.83         93.5%
                                                 -----   ---------          ---    ----   -----        ------
ATLANTA, GA
-----------
Amli:
 at Clairmont       Atlanta, GA          1988      288     229,335          796     840    1.05         95.8%
 at Killian Farms   Snellville, GA       1999      256     262,785        1,027     811    0.79         97.1%
 at Park Creek      Gainesville, GA      1998      200     195,146          976     780    0.80         94.1%
 at Spring Creek    Dunwoody, GA       85/86/
                                        87/89    1,180   1,080,568          916     778    0.85         91.3%
 at Vinings         Atlanta, GA          1985      360     374,240        1,040     839    0.81         97.0%
 at West Paces      Atlanta, GA          1992      337     353,700        1,050     938    0.89         93.5%
 at Towne Creek     Gainesville, GA      1989      150     121,722          811     681    0.84         96.2%
                                                ------   ---------        -----    ----   -----        ------
  Subtotal-
  Atlanta, GA                                    2,771   2,617,496          945     810    0.86         93.8%
                                                ------   ---------        -----    ----   -----        ------




                                                                                    Qtr ended
                                                                                 Sept. 30, 2000
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average    -------------      2000
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum   Austin, TX           1983      231     178,116          771     782    1.01         97.1%
 in Great Hills     Austin, TX           1985      344     257,984          750     780    1.04         97.7%
 at Lantana Ridge   Austin, TX           1997      354     311,857          881     902    1.02         96.5%
 at Martha's
  Vineyard          Austin, TX           1986      360     260,380          723     711    0.98         97.5%
 at StoneHollow     Austin, TX           1997      606     524,660          866     852    0.98         97.2%
                                                 -----   ---------          ---    ----   -----         -----
  Subtotal-
  Austin, TX                                     1,895   1,532,997          809     813    1.00         97.2%
                                                 -----   ---------          ---    ----   -----         -----
KANSAS
------
Amli:
 at Alvamar         Lawrence, KS         1989      152     125,800          828     714    0.86         94.0%
 at Centennial      Overland Park, KS    1998      170     204,858        1,205     952    0.79         89.5%
 at Lexington Farms Overland Park, KS    1998      404     392,693          972     804    0.83         90.4%
 at Regents Center  Overland Park, KS91/95/97      424     398,674          940     768    0.82         91.3%
 at Town Center     Overland Park, KS    1997      156     176,914        1,134     957    0.84         86.5%
                                                 -----   ---------        -----   -----   -----         -----
  Subtotal
   - Kansas                                      1,306   1,298,939          995     819    0.82         90.5%
                                                 -----   ---------        -----   -----   -----         -----
INDIANAPOLIS, IN
----------------
Amli:
 at Conner Farms    Indianapolis, IN     1993      300     327,396        1,091     841    0.77         96.5%
 at Eagle Creek     Indianapolis, IN     1998      240     233,432          973     769    0.79         93.1%
 at Riverbend       Indianapolis, IN    83/85      996     820,712          824     623    0.76         88.1%
                                                 -----   ---------        -----    ----   -----         -----
  Subtotal
   -Indianapolis,
      IN                                         1,536   1,381,540          899     688    0.77         90.5%
                                                 -----   ---------        -----    ----   -----         -----





                                                                                    Qtr ended
                                                                                 Sept. 30, 2000
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average    -------------      2000
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

CHICAGO, IL
------------
Amli:
 at Poplar Creek    Schaumburg, IL       1985      196     177,630          906   1,025    1.13         95.8%
                                                 -----  ----------        -----   -----   -----         -----
 Subtotal
  -Chicago, IL                                     196     177,630          906   1,025    1.13         95.8%
                                                ------  ----------        -----   -----   -----         -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                   12,264  10,978,541          895     768    0.86         93.5%
                                                ======  ==========        =====   =====   =====         =====





                                                                                    Qtr ended
                                                                                 Sept. 30, 2000
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average    -------------      2000
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Barrett Lakes   Cobb County, GA      1997      446     462,368        1,037     885    0.85         97.2%
 at Peachtree City  Fayette County, GA   1998      312     305,756          980     945    0.96         96.6%
 at River Park      Norcross, GA         1997      222     226,632        1,021     952    0.93         95.9%
 at Willeo Creek    Rosewell, GA         1989      242     297,302        1,229     875    0.71         93.8%
 at Northwinds (1)  Alpharetta, GA       1999      800     818,432        1,023     914    0.89         96.2%
 at Windward Park   Alpharetta, GA       1999      328     354,900        1,082     909    0.84         93.9%
                                                 -----   ---------        -----    ----   -----        ------
  Subtotal-
   Atlanta, GA                                   2,350   2,465,390        1,049     911    0.87         95.9%
                                                 -----   ---------        -----    ----   -----        ------

CHICAGO, IL
-----------
Amli:
 at Chevy Chase     Buffalo Grove, IL    1988      592     480,820          812   1,075    1.32         96.1%
 at Danada          Wheaton, IL         89/91      600     521,499          869     999    1.15         97.0%
 at Fox Valley      Aurora, IL           1998      272     269,237          990     973    0.98         94.0%
 at Oakhurst North  Aurora, IL           2000      464     470,094        1,013     949    0.94         92.4%
 at Willowbrook     Willowbrook, IL      1987      488     418,404          857   1,016    1.18         97.5%
 at Windbrooke      Buffalo Grove, IL    1987      236     213,160          903   1,102    1.22         98.4%
                                                 -----  ----------        -----   -----   -----         -----
  Subtotal-
  Chicago, IL                                    2,652   2,373,214          895   1,017    1.14         95.9%
                                                 -----  ----------        -----   -----   -----         -----
INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater Indianapolis, IN     1999      216     218,006        1,009     816    0.81         88.4%
 on Spring Mill     Carmel, IN           1997      400     406,640        1,017     833    0.82         87.9%
                                                 -----   ---------        -----   -----   -----        ------
  Subtotal-
  Indianapolis, IN                                 616     624,646        1,014     827    0.82         88.1%
                                                 -----   ---------        -----   -----   -----         -----





                                                                                    Qtr ended
                                                                                 Sept. 30, 2000
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average    -------------      2000
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

EASTERN KANSAS
--------------
AMLI:
 at Regents Crest   Overland Park, KS    1997      368     346,632          942     769    0.82         86.5%
                                                 -----   ---------        -----    ----   -----         -----

DALLAS/FT. WORTH
----------------
AMLI:
 at Breckinridge
    Point           Richardson, TX       1999      440     467,934        1,063     661    0.62         88.4%
 at Deerfield       Ft. Worth, TX        1999      240     238,972          996     842    0.85         89.8%
 at Fossil Creek    Ft. Worth, TX        1998      384     384,358        1,001     822    0.82         93.9%
 at Frankford       Dallas, TX           1998      582     517,344          889     855    0.96         94.7%
 at Oakbend         Lewisville, TX       1997      426     382,690          898     767    0.85         94.4%
 on the Parkway     Dallas, TX           1999      240     225,248          939     859    0.92         93.7%
 at Prestonwood
    Hills           Dallas, TX           1997      272     245,696          903     839    0.93         93.6%
 on Timberglen      Dallas, TX           1985      260     201,198          774     624    0.81         95.1%
 at Varandah        Arlington, TX       86/91      538     394,304          733     672    0.92         97.0%
                                                 -----  ----------          ---    ----   -----         -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                               3,382   3,057,744          904     766    0.85         93.6%
                                                 -----  ----------          ---    ----   -----         -----
AUSTIN, TX
----------
AMLI:
 at Scofield Ridge  Austin, TX           2000      487     433,077          889     920    1.03         95.4%
 at Wells Branch    Austin, TX           1999      576     554,582          963     887    0.92         96.8%
                                                 -----  ----------          ---    ----   -----         -----
   Subtotal -
     Austin, TX                                  1,063     987,659          929     902    0.97         96.2%
                                                 -----  ----------          ---    ----   -----         -----





                                                                                    Qtr ended
                                                                                 Sept. 30, 2000
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average    -------------      2000
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

HOUSTON, TX
-----------
Amli:
 at Champions
  Centre            Houston, TX          1994      192     164,480          857     677    0.79         93.4%
 at Champions Park  Houston, TX          1991      246     221,986          902     710    0.79         88.7%
 at Greenwood
   Forest           Houston, TX          1995      316     310,844          984     743    0.76         93.9%
 at Midtown         Houston, TX          1998      419     368,818          880     984    1.12         98.0%
                                                ------  ----------          ---    ----   -----         -----
   Subtotal-
     Houston, TX                                 1,173   1,066,128          909     811    0.89         94.2%
                                                ------  ----------         ----    ----   -----         -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                  11,604  10,921,413          941     873    0.93         94.4%
                                                ======  ==========          ===    ====   =====         =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                  23,868  21,899,954          918     819    0.89         93.9%
                                                ======  ==========          ===    ====   =====         =====

                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                         COMPONENTS OF PROPERTY EBITDA

                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%        COMBINED AT 100%
                      ----------------------------    -------------------------- --------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED        THREE MONTHS ENDED
                             SEPTEMBER 30,                  SEPTEMBER 30,             SEPTEMBER 30,
                      ----------------------------    -------------------------- --------------------------
                                              %                             %                          %
                         2000      1999     Change      2000      1999    Change    2000      1999   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1) . . .$24,032    23,560      2.0%     15,590    15,225     2.4%   39,622    38,785    2.2%
 New Communities (2). .    605       507     19.3%      3,875     2,986    29.7%    4,480     3,494   28.2%
 Development and/
  or Lease-up
  Communities (3) . . .    393         0                4,196       116             4,589       116
 Acquisition
  Communities (4) . . .  1,801         0                4,497     1,447             6,298     1,447
 Communities Sold/
  Contributed to
  Ventures (5). . . . .      0     3,860                2,020     2,687             2,020     6,547
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$26,831    27,928     -3.9%     30,177    22,461    34.4%   57,008    50,388   13.1%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======

OTHER REVENUES
--------------
 Same Store
  Communities . . . . .$ 1,650     1,416     16.5%      1,253     1,047    19.7%    2,903     2,463   17.9%
 New Communities. . . .     43        33     28.9%        351       250    40.5%      394       283   39.2%
 Development and/
  or Lease-up
  Communities . . . . .     33         0                  436        24               469        24
 Acquisition
  Communities . . . . .     94         0                  339        98               433        98  340.6%
 Communities Sold/
  Contributed to
  Ventures. . . . . . .      4       364                  151       223               155       586
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$ 1,823     1,813      0.6%      2,530     1,641    54.2%    4,353     3,454   26.0%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======




                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                   COMPONENTS OF PROPERTY EBITDA - CONTINUED

                               WHOLLY-OWNED            CO-INVESTMENTS AT 100%         COMBINED AT 100%
                      ----------------------------  --------------------------------------------------------
                           THREE MONTHS ENDED            THREE MONTHS ENDED         THREE MONTHS ENDED
                              SEPTEMBER 30,                 SEPTEMBER 30,              SEPTEMBER 30,
                      ----------------------------  --------------------------------------------------------
                                              %                             %                          %
                         2000      1999     Change      2000      1999    Change    2000      1999   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
TOTAL PROPERTY
 REVENUES
---------------
 Same Store
  Communities . . . . .$25,682    24,977      2.8%     16,843    16,272     3.5%   42,525    41,248    3.1%
 New Communities. . . .    648       540     19.9%      4,226     3,236    30.6%    4,873     3,776   29.0%
 Development and/
  or Lease-up
  Communities . . . . .    426         0                4,632       139             5,057       139
 Acquisition
  Communities . . . . .  1,895         0                4,836     1,545             6,731     1,545
 Communities Sold/Contri-
  buted to Ventures . .      4     4,224                2,171     2,909             2,175     7,134
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$28,655    29,741     -3.7%     32,707    24,102    35.7%   61,362    53,843   14.0%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share of
 Co-investment total
 revenues . . . . . . .                                10,221     6,635    54.1%
                                                      =======   =======  =======
TOTAL OPERATING
 EXPENSES
---------------
 Same Store
  Communities . . . . .$10,103    10,048      0.6%      6,187     5,957     3.9%   16,290    16,005    1.8%
 New Communities. . . .    204       230    -11.0%      1,549     1,295    19.6%    1,753     1,524   15.0%
 Development and/
  or Lease-up
  Communities . . . . .    207         0                2,241       286             2,448       286
 Acquisition
  Communities . . . . .    728         0                1,906       601             2,634       601
 Communities Sold/Contri-
  buted to Ventures . .     19     1,406                  683     1,222               702     2,629
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$11,262    11,684     -3.6%     12,565     9,362    34.2%   23,827    21,045   13.2%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share of
 Co-investment total
 operating expenses . .                                 3,864     2,550    51.5%
                                                      =======   =======  =======




                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                   COMPONENTS OF PROPERTY EBITDA - CONTINUED


                               WHOLLY-OWNED            CO-INVESTMENTS AT 100%         COMBINED AT 100%
                      ----------------------------  --------------------------------------------------------
                           THREE MONTHS ENDED            THREE MONTHS ENDED         THREE MONTHS ENDED
                              SEPTEMBER 30,                 SEPTEMBER 30,              SEPTEMBER 30,
                      ----------------------------  --------------------------------------------------------
                                              %                             %                          %
                         2000      1999     Change      2000      1999    Change    2000      1999   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
PROPERTY EBITDA
---------------
 Same Store
  Communities . . . . .$15,579    14,929      4.4%     10,656    10,315     3.3%   26,235    25,243    3.9%
 New Communities. . . .    443       311     42.7%      2,677     1,942    37.9%    3,120     2,252   38.5%
 Development and/
  or Lease-up
  Communities . . . . .    218         0                2,391      -147             2,609      -147
 Acquisition
  Communities . . . . .  1,167         0                2,930       944             4,097       944
 Communities Sold/
  Contributed to
  Ventures. . . . . . .    -15     2,818                1,488     1,687             1,473     4,505
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$17,393    18,057     -3.7%     20,142    14,740    36.6%   37,535    32,797   14.4%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %) . . . . .                                 6,926     4,177    65.8%    6,926     4,177   65.8%
                                                      =======   =======  =======  =======   ======= =======
Percent of
 Co-investment
 EBITDA . . . . . . . .                                   34%       28%               18%       13%
                                                      =======   =======           =======   =======


(1)  Stabilized Communities at 7/1/99.
(2)  Development Communities stabilized after 7/1/99 but before 7/1/00.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 7/1/99.
(5)  Communities sold or contributed to co-investment ventures.


                                       AMLI RESIDENTIAL PROPERTIES TRUST

                                            DEVELOPMENT ACTIVITIES

                                              Third Quarter 2000
                                                Construc-                                Percent   Percent
                                                  tion      First     Comple- Stabili-  Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation      tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date      Complete  10/23/00
----------      -------- ---------- ---------   ---------  --------   ------- --------  ---------  --------

Under Construc-
tion and/or In
Initial Lease Up
----------------

ATLANTA, GEORGIA
----------------
AMLI
 at Mill Creek       400      $27.1       25%       3Q/99     3Q/00     3Q/01    2Q/02        37%        4%
 at Park Bridge      352      $24.6       25%       2Q/99     2Q/00     1Q/01    3Q/01        83%       66%
 at Peacktree City
  Phase II           216      $20.2       20%       3Q/00     3Q/01     1Q/02    2Q/02         7%       N/A
 at Lost Mountain    164      $11.4       74%       2Q/99     2Q/00     3Q/00    1Q/01       100%       81%

DALLAS/FORT WORTH,
TEXAS
------------------
AMLI
 at Bent Tree II     200      $13.9      100%       4Q/98     4Q/99     2Q/00    4Q/00       100%       93%

AUSTIN, TEXAS
-------------
AMLI
 at Monterey Oaks    430      $30.4       25%       4Q/98     1Q/00     4Q/00    1Q/01        94%       96%

HOUSTON, TEXAS
--------------
AMLI
 at Kings Harbour    300      $19.2      100%       2Q/00     1Q/01     3Q/01    2Q/02        28%      N/A

CHICAGO (METRO),
ILLINOIS
----------------
AMLI
 at St. Charles      400      $43.4       25%       3Q/98     3Q/99     3Q/00    1Q/01       100%       90%





                                       AMLI RESIDENTIAL PROPERTIES TRUST

                                      DEVELOPMENT ACTIVITIES - CONTINUED


                                                Construc-                                Percent   Percent
                                                  tion      First     Comple- Stabili-  Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation      tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date      Complete  10/23/00
----------      -------- ---------- ---------   ---------  --------   ------- --------  ---------  --------
OVERLAND PARK,
KANSAS
--------------
AMLI
 at Wynnewood Farms  232      $18.6       25%       2Q/98     4Q/99     3Q/00    4Q/00       100%       89%
 at Regents Crest II 108      $ 7.7       25%       2Q/98     3Q/99     2Q/00    4Q/00       100%       89%
 Creekside           224      $16.2       25%       2Q/98     4Q/99     2Q/00    4Q/00       100%       90%
 at Cambridge Square 408      $32.2       30%       3Q/00     3Q/01     2Q/02    1Q/03         3%       N/A

LEE'S SUMMIT,
MISSOURI
-------------
AMLI
 at Summit Ridge     432      $29.3       25%       2Q/99     2Q/00     4Q/00    1Q/02        89%       51%

INDIANAPOLIS,
INDIANA
-------------
AMLI
 at Castle Creek     276      $20.7       40%       3Q/98     3Q/99     3Q/00    4Q/00       100%       84%
                   -----     ------
TOTAL              4,142     $314.9
                   =====     ======




                   AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                     Number
Community Name                      of Units
--------------                     ----------

ATLANTA, GA
-----------
AMLI:
  at Milton Park                          449

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                         228
 at Prairie Lakes (phases II-IV)        1,100

WOODRIDGE, IL
-------------
AMLI
 at Seven Bridges                         520

AUSTIN, TX
----------
AMLI
 at Anderson Mill                         520
 Downtown Austin - Block 20               218
 Parmer Park                              480

DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)          520
 Fossil Lake                              324
 Fossil Creek IV-A                        240
 at Vista Ridge                           340

HOUSTON, TX
-----------
AMLI
 at Champions II                          288

OVERLAND PARK, KS
-----------------
AMLI
 at Westwood Ridge                        428



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.